Item 19(b):

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer: ROYCE GLOBAL TRUST, INC.

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all materials respects, the financial condition and results of operations of the issuer.

Date: August 11, 2026

/s/ Christopher D. Clark
Christopher D. Clark
President

Item 19(b):

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer: ROYCE GLOBAL TRUST, INC.

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all materials respects, the financial condition and results of operations of the issuer.

Date: August 11, 2026

/s/ Peter K. Hoglund
Peter K. Hoglund
Chief Financial Officer